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                        EX-10.3(b)
                 Second Amendment to Loan and Security Agreement


                 SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

            This SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of this ___ day of March, 2000, between Coast Business Credit(R), a division of Southern Pacific Bank ("Coast") and Direct Sales International, Inc. ("Borrower") is made in reference to the following facts:

            C. Borrower previously entered into a Loan and Security Agreement with Coast dated as of January 28, 2000 (as amended, the "Loan Agreement"). Unless otherwise defined, all capitalized terms used herein shall have the meanings given them in the Loan Agreement.

            D. Borrower and Lender wish to amend the Loan Agreement on the terms and subject to the conditions set forth in this Amendment.

            NOW THEREFORE, in consideration of the foregoing recitals and the terms and conditions hereof, the parties do hereby agree as follows, effective as of the date set forth above:

            14. Conditions Precedent. Paragraph 6 under Section 5.15 of the Schedule to the Loan Agreement is deleted in its entirety and replaced with the following:

      "6. Borrower shall have raised an additional $3,000,000 of cash equity on or before March 31, 2000. Prior to Coast's initial advance hereunder, Borrower shall provide to Coast documents indicating that there exists sufficient commitments to raise the additional $3,000,000 by such date, including a list of investors with their respective amounts of commitment, all satisfactory to Coast in its reasonable discretion. The failure of Borrower to obtain the additional cash equity by March 31, 2000 shall constitute an Event of Default."

            15. Other Provisions and Covenants. Paragraph 6 under Section 8.1 of the Schedule to the Loan Agreement is deleted in its entirety and replaced with the following:

      "Measured on a quarterly basis beginning March 31, 2000, it shall constitute an Event of Default if Symposium Corporation does not have a consolidated net worth (defined as shareholder equity plus subordinated debt) of not less than $12,000,000."

            16. Amendment Fee. In consideration of this Amendment and the financial accommodations made available to Borrower from Coast, Borrower shall pay to Coast on the date hereof an amendment fee of $40,000. This amendment fee shall be deemed fully earned upon execution of this Amendment and shall be in addition to all other fees and charges payable by Borrower to Coast.

            17. Reaffirmation. Except as modified by the terms herein, the Loan Agreement and the other Loan Documents remain in full force and effect. If there is any conflict between the terms and provisions of this Amendment and the terms and provisions of the Loan Agreement or documents related thereto, the terms and provisions of this Amendment shall govern.

            18. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Amendment may be executed by facsimile signatures.

            19. Governing Law. This Amendment shall be governed by the laws of the State of California.

            20. Attorneys' Fees; Costs; Jury Trial Waiver. Borrower agrees to pay, on demand, all attorneys' fees and costs incurred in connection with the negotiation, documentation and execution of this


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Amendment. If any legal action or proceeding shall be commenced at any time by any party to this Amendment in connection with its interpretation or enforcement, the prevailing party or parties in such action or proceeding shall be entitled to reimbursement of its reasonable attorneys' fees and costs in connection therewith, in addition to all other relief to which the prevailing party or parties may be entitled. Each of Coast and Borrower hereby waives its right to a jury trial in any such action or proceeding.

                                    COAST BUSINESS CREDIT, a division of
                                    Southern Pacific Bank

                                    By: Robert Peters
                                       _________________________________________

                                    Its:
                                        ________________________________________


                                    DIRECT SALES INTERNATIONAL, INC.

                                    By: /s/ Ronald Altbach
                                       _________________________________________

                                    Its: CEO
                                        ________________________________________

            The undersigned Guarantor hereby acknowledges and consents to the foregoing Amendment and confirms and agrees that its Guaranty executed in favor of Coast shall remain in full force and effect in accordance with its terms.

SYMPOSIUM CORPORATION


By: /s/ Ronald Altbach
   _________________________________________

Its: CEO
    ________________________________________


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